EXHIBIT 10.2

                         June 14, 1999

DELIVERED

Yak Communications (USA), Inc.
Yak Communications (Canada) Inc.
55 Town Centre Drive
Suite 506
Toronto, Ontario M1P 4X4

Attention:  Charles Zwebner, President

Dear Sirs:

Re: Credit facility by 1054311 Ontario Limited to Yak Communications (USA), Inc. and Yak Communications (Canada) Inc.

     The purpose of this letter is to set out the following terms and conditions upon which the Lender is prepared to offer you a revolving credit facility to provide working capital for the Borrower:

Lender:         At the Lender's option, either:

A. 1054311 Ontario Limited as agent for itself and/or other participants, and/or its assignees (collectively referred to herein as the "Lender") subject to the terms and conditions set forth herein; or

B. A third party (the "Third Party Lender") which may include a financial institution or other financier. If the Lender provides a guarantee or indemnity to such Third Party Lender in support of the facility provided by it to the Borrower, then the terms of such facility shall not exceed the amount set forth below and be on terms which do not present any risk to the Lender which is greater than the risk represented if the Lender makes advances to the Borrower on the terms set forth herein. A credit facility which may be provided to the Borrower by such a Third Party Lender shall be referred to as the "Third Party Facility".

Borrower:       Yak Communications (Canada) Inc. (the "Borrower").

Guarantor:      Yak Communications (USA), Inc. (the "Guarantor"), which owns all of the Borrower's issued and outstanding capital stock.

Facility:       A revolving facility to be advanced against the Borrower's accounts receivables (referred to herein as the "Accounts
                Receivables"), as more particularly set out herein (the "Credit
                Facility").

Availment:      Provided all conditions set forth herein have been satisfied and no Event of Default (as hereinafter defined) has occurred or is occurring, the Credit Facility shall be made available to the Borrower within 45 days from the date of acceptance of the agreement formed by this letter (the "Credit Agreement").

Amount: Subject to the terms and advance rates set out herein, up to sum of $640,000 Cdn.

Term/Maturity:  All advances under the Credit Facility together with all interest, fees and other amounts which may be owing by the Borrower to the Lender shall become due and payable on the earlier of:

                a.  March 15, 2006; and
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                b.  the occurrence of an Event of Default.

Interest Rate:  Interest on the principal amount outstanding under the Credit
                Facility and on any overdue interest, and any other amounts payable by the borrower hereunder shall be calculated and compounded monthly commencing from the date of advances as well after as before maturity, default and/or judgment at the rate of 12% per annum; provided however, if:

                A. No Event of Default has occurred, the lender shall waive payment of all interest; and

                B. If advances are made to the Borrower pursuant to the Third Party Facility, then the interest rate applicable shall be a variable rate not to exceed the prime rate of interest for commercial loans made in Canada by a Canadian Schedule A chartered bank as determined by the Lender plus 1.5% per annum.

Set-Up Fee:     The Borrower shall pay to the Lender a set-up fee of $10,000 plus any and all applicable taxes, including goods and services tax ("GST") upon the execution of this Credit Agreement.

Facility  Fee:  The Borrower shall pay to the Lender a facility fee (the
                "Facility Fee") of $10,000 plus applicable taxes, including GST, on each anniversary date of the Credit Facility during which time any amounts remaining owing by the Borrower to the Lender. If advances to the Borrower are made pursuant to a Third Party Facility and the Lender has provided its support therefor, whether by way of guarantee, indemnity or otherwise, then the Facility Fee shall remain payable to the Lender as set forth above.

Advance Rates:  Provided that no Event of Default has occurred or is occurring and the Borrower and the Guarantor are in compliance with the terms and conditions set forth herein, upon receipt of a written request for an advance by the Borrower in the form contemplated hereby, the Lender shall advance (up to the maximum amount of the Credit Facility) to the Borrower up to 100% of the net amount of each invoice (or other evidence satisfactory to the Lender of the amounts owed to the Borrower by its customers for services rendered or provided) issued (an "Invoice") by the Borrower to third party customer which are acceptable to the Lender acting reasonably and which form part of the Accounts Receivables less:

                A. All amounts (the "Preferred Claims") which rank in priority to the Lender's security interest in and to all of the Guarantor's Accounts Receivables, including without restriction and among others, all amounts due and owing for employee deductions, sales tax, excise tax, overdue rents or taxes and statutory preferred claims;

                B. Any amounts which comprise Accounts Receivables against which the Lender has made prior advances to the Borrower and which may be in dispute or in arrears;

                C. Any discounts, deductions, contra accounts or otherwise which may be deducted by from an Invoice or Accounts Receivable by an account debtor; and

                D. Any other amounts or obligations which may be owing to the Lender by the Borrower or the Guarantor at the time that the Borrower requests an advance under the Credit Facility.

Security:       As further and continuing collateral security for all of the
                Borrower's indebtedness, liabilities to the Lender, howsoever and wheresoever incurred (the "Indebtedness"), including without limitation all amounts payable in connection with the Credit
                Facility (including all fees payable to the Lender hereunder) as well as any and all obligations under any other agreements between the Borrower or the Guarantor and the Lender, the
                Borrower shall deliver or cause to be delivered the following
                (the "Security"):
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     A.       A general assignment of all of the Borrower's accounts receivable which shall constitute a first charge on the same (subject to the terms hereof);

     B. A general security agreement charging all of the Borrower's present and after acquired property, assets and undertaking subject only to a prior ranking charge in respect of the Borrower's present and after acquired equipment in favour of a third party financier and other assets save for the Accounts Receivable;

     C. Assignment of satisfactory insurance policies by the Borrower with the Lender's interest duly noted thereon;

     D. Assignment to the Lender as soon as practicable of term life insurance, to be arranged, (provided that the Borrower and Charles Zwebner shall demonstrate that they have used their reasonable best efforts to obtain such life insurance) in the amount of not less than $750,000 on the life of Charles Zwebner; and

     E. A full liability guarantee and postponement of claim from the Guarantor pursuant to which it shall guarantee payment to the Lender of all of the Indebtedness.

Conditions Precedent:   The Lender's obligation to make advances under the
                        Credit Facility shall be subject to the following conditions precedent, each of which may be waived by the Lender in is sole and unfettered discretion:

     A. For each advance under the Credit Facility, the Borrower shall deliver to the Lender a copy of the Invoice(s) in respect of which such advance is being requested together with a certificate in the form attached hereto as Schedule "A." The Lender shall make advances to the Borrower not more than twice each month at specified dates to be determined by the Borrower and the Lender;

     B. Prior to making any advances to the Borrower, the Borrower shall deliver to the Lender a report of all collections received by the Borrower for the month prior which report shall include the name of the customer, amount collected, particulars of the Invoice against which payment was made (including date, number and amount) and the number of days such Invoice remained outstanding as well as any other information which may reasonably be required by the Lender;

     C. Execution and delivery to the Lender of all such agreements, acknowledgments, undertakings and other documentation as may be contemplated hereunder;

     D. The Borrower and the Guarantor are in compliance with all of their respective indebtedness, liabilities and obligations to the Lender or the Third Party Lender (as the case may be) and all of its other material creditors and lenders howsoever and wheresoever incurred;

     E.       No Event of Default has occurred or is occurring;

     F. For each of the Borrower's account debtors, the Borrower execute and deliver to the Lender a letter in the form annexed hereto as Schedule "B" which letter may only be released by the Lender upon the occurrence of an Event of Default. The Borrower and the Guarantor confirm to the Lender that release of such letter shall not constitute or be deemed to constitute enforcement of any of the Security held by the Lender; and

               i. the Borrower shall be responsible for all of the Lender's expenses with regard to such Audit; and

               ii. the Borrower shall be deemed to have committed an Event of Default.

                    G. Such other and further reasonable covenants as the Lender may reasonably require and request of the Borrower and the Guarantor subsequent to the execution of this Credit Agreement, including without limitation, matters relating to capital expenditures, executive and key man compensation/remuneration and expense or cost reduction or containment.

Other Credit Facility:   If the Borrower obtains financing from a third party
                         lender (the `Conventional Lender") which does not require the support of the Lender, whether by way of guarantee, indemnity or otherwise, then subject to a satisfactory review and determination by the Lender of the advance rates offered by the Conventional Lender, the security required by it, the terms and conditions of the facility to be provided by it and the impact on the Credit Facility, then:

                              A. the Lender shall postpone its interest in the Accounts Receivable to the Conventional Lender only to the extent that the Lender has not advanced any monies to the Borrower in respect of same; and

                              B.   the Lender shall make advances to the
                              Borrower in respect of approved Accounts
                              Receivable in excess of the amount advanced by the Conventional Lender to the Borrower against such Accounts Receivable. For the sake of clarity, the amounts to be advanced by the Lender in these circumstances shall only be determined once the terms and conditions of the transaction between the Conventional Lender and the Borrower have been finalized.

Events of Default:       All of the Indebtedness shall, at the Lender's option,
                         become due and payable and the Lender shall be entitled to exercise its rights hereunder, including enforcement of the Security upon the occurrence of all or any of the following (collectively, the "Events of Default");

                              A. The Borrower or the Guarantor defaults in the payment or performance of any of their indebtedness, liabilities to the Lender, the Third Party Lender or the Conventional Lender howsoever and wheresoever incurred;

                              B. There is a material adverse change in the Borrower's or the Guarantor's business and affairs as determined by the Lender acting reasonably;

                              C. Any certificates, statements, reports or other information provided by the Borrower or the Guarantor to the Lender is materially incorrect or misleading.

                              The Borrower or the Guarantor makes an assignment in bankruptcy under the BANKRUPTCY AND INSOLVENCY ACT (Canada) (the "BIA") or such other applicable insolvency legislation or a receiving order is made against any one of them under the BIA or such other applicable insolvency legislation; or

                              E. If the Third Party Lender or the Conventional Lender or other encumbrances demands payment or is otherwise in a position to enforce its rights against the Borrower or the Guarantor.

Costs and Expenses:      The Borrower and the Guarantor shall be jointly and
                         severally liable for all of the Lender's reasonable third party legal, professional and other fees and expenses incurred by it in respect of the Credit
                         Facility and the transactions contemplated hereby all of which shall form part of the Indebtedness and shall be subject to the Security.


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General:                  1.   The Credit Agreement and the agreements,
                          documents and matters contemplated hereby supersedes all prior agreements, arrangements and understandings related to the subject matter hereof.

                          2. The Credit Agreement shall be governed by the laws of Ontario and the laws of Canada applicable therein.

                          3. The Credit Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns, as the case may be.

                          4. The parties hereby undertake and agree with each other to execute and deliver such other documents, papers, matters, waivers, assignments and assurances that the other party(ies) may reasonably require or request in connection with the transactions herein contemplated for the purposes of effectually carrying out the transactions contained in and contemplated by the Credit Agreement.

                          5. The Credit Agreement formed by this letter may be executed in several counterparts, each of which shall be deemed to be an original and such counterparts together shall constitute one and the same agreement and notwithstanding the date of execution shall be deemed to be executed on the date hereof.

                          6. The provisions of the Credit Agreement are intended to survive completion of the transactions contemplated herein.

                          7. Failure or delay by the Lender in exercising, including a single or partial exercise of, any power or right hereunder shall not operate as a waiver thereof or of any other power or right or preclude any other or future exercise of that or any other power or right. A waiver of any power or right hereunder shall be in writing, shall be limited to the specific instance, and shall not be deemed a waiver of such power or right in the future or a waiver of any other power or right.

Please indicate your agreement with the terms and conditions set forth above by executing in the space provided for below and returning duplicate counterpart(s) of this letter to us as soon as possible.

Yours very truly,
1054311 ONTARIO LIMITED

/S/ ANTHONY HELLER
-------------------------
Anthony Heller, President

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                                   AGREEMENT

FOR VALUE RECEIVED, the receipt and sufficiency of which is acknowledged, the undersigned agree with the terms and conditions set forth above.

Dated this 14th day of June, 1999.

YAK COMMUNICATIONS (CANADA) INC.
/S/ CHARLES ZWEBNER
--------------------------
Charles Zwebner, President

YAK COMMUNICATIONS (USA), INC.
/S/ CHARLES ZWEBNER
--------------------------
Charles Zwebner, President

                                  SCHEDULE "A"

                              REQUEST FOR ADVANCE

TO:  1054311 Ontario Limited (the "Lender")

Re: Facility letter (the "Credit Agreement") from the Lender to Yak Communications (USA), Inc. and Yak Communications (Canada) Inc. (the "Borrower") dated June 14, 1999

------------------------------
     In accordance with the Facility Letter, we hereby request an advance in connection with the invoice (the "Invoice") issued by the Borrower attached hereto as follows:

Invoice Amount:                                $
                                               ------
Less:

The Preferred Claims (as defined
in Credit Agreement) as at the date hereof:    $
                                               ------
Accounts Receivables against which
the Lender has made advances to the
Borrower and which may be in dispute
or in arrears as of the date hereof:           $
                                               ------
Discounts, deductions, contra accounts
or otherwise which may be deducted
by from the Invoice:                           $
                                               ------
Amounts owing to Lender by Borrower
or Guarantor                                   $
                                               -------

NET ADVANCE TO BORROWER                        $
                                               -------

CERTIFIED TRUE and correct this   day of  , 1999.

YAK COMMUNICATIONS (CANADA) INC.
Per:

-----------------------------------
Charles Zwebner, President

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                                  SCHEDULE "B"

                           [INSERT ON YAK LETTERHEAD]

[Insert Date]

To Account Debtor

Dear Accounts Payable Manager:

Re:      Yak Communications (Canada) Inc. ("Yak")

We have retained the services of 1054311 Ontario Limited (the "Lender") to provide funding to us by processing our accounts receivables. In that regard, we wish to inform you, and irrevocably direct you to make all payments in respect of invoices issued by or otherwise owing by you to Yak directly to:

              1054311 Ontario Limited
              3845 Bathurst Street
                 Suite 202
               Toronto, Ontario
                 M3H 2N2

If you have any questions or require further information, please do not hesitate to contact Yak at (416) 296-9111 or the Lender at (416) 630-5555 ext. 202.

This notice of assignment and the within instructions are irrevocable, shall constitute your good and sufficient authority with regard to the matters set forth above and shall remain in full force and effect until you are notified by the Lender in writing to the contrary.

Yours very truly,

Yak Communications (Canada) Inc.
Per:

----------------------------------
Charles Zwebner, President